SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2005
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12154 (Commission File Number)	73-1309529 (IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments
As previously disclosed in its annual and quarterly reports under the Securities Exchange Act of 1934, as amended, Waste Management, Inc. (the “Company”) has been assessing its options with respect to the implementation of a revenue management system under development with an accumulated cost basis at June 30, 2005 of approximately $80 million, and additionally disclosed that certain reasonably possible implementation alternatives could result in a significant impairment of this asset.
On September 30, 2005, the Company, through a subsidiary, entered into agreements with a new software vendor pursuant to which such vendor licensed its applications software, including waste and recycling services revenue management functionality, to the Company and its subsidiaries, and agreed to provide related software implementation and maintenance services. The Company believes that these newly licensed applications, when fully implemented, will provide substantially better capabilities and functionality than its revenue management system under development. On that date, the Company concluded that a charge for impairment to its revenue management system under development should be recognized in the third quarter of 2005 in accordance with generally accepted accounting principles. The Company believes that the non-cash charge will be approximately $55 to $60 million.
The Company does not believe that this impairment will have a material adverse effect on the Company’s future results of operations.
Certain statements contained in this Form 8-K include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: October 5, 2005	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President